CMA PENNSYLVANIA
MUNICIPAL MONEY FUND



Semi-Annual Report

September 30, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.



CMA Pennsylvania
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011                               #11285 -- 9/97



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TO OUR SHAREHOLDERS:

For the six-month period ended September 30, 1997, CMA Pennsylvania Municipal Money Fund paid shareholders a net annualized yield of 3.07%*. As of September 30, 1997, the Fund's 7-day yield was 3.33%.

Economic Environment and
Investment Strategy
The Philadelphia Federal Reserve Bank Index in September fell for a second month in a row, suggesting that Philadelphia-area manufacturers may be shifting into a lower gear. The Index, which unexpectedly rose in June from 25.2 to 28.1, fell to 24.3 and 20.4 in August and September, respectively. A positive reading means that the number of companies reporting stepped-up activity surpassed those reporting weakening business. Survey indicators for September suggest that although growth in the manufacturing sector continued at a relatively healthy pace, pressure on input prices and final goods remained moderate. For example, the regional index measuring the prices manufacturers pay for goods fell to 15.1 in September from 16.1 in August. Looking ahead, the region's manufacturers said they were more optimistic about business conditions expected during the next six months. Additionally, Pennsylvania's August seasonally adjusted unemployment rate remained at 5.3% as reported by the Department of Labor and Industry. The current employment diffusion index showed a notable increase from 7.7 in July to 14.2 in August, with 20% of reporting firms posting that average work hours were higher. Moreover, the employment index has been positive for the last eight consecutive months.

During the six-month period ended September 30, 1997, the commonwealth of Pennsylvania received final approval on the commonwealth's $17 billion 1997--1998 budget. The final draft includes approximately $167 million in tax cuts for businesses and a 21% increase in the House of Representatives' yearly appropriations to $117 million. The 1997--1998 commonwealth budget represents a 37% increase in commonwealth spending from the current year. Additionally, as part of a matching grant program, Governor Tom Ridge allotted $8.5 million to 51 promotion agencies to promote tourism. Tourism, Pennsylvania's second-largest industry, provided more than $20 billion for the commonwealth's economy in fiscal 1995.

During the six-month period ended September 30, 1997, the Federal Reserve Board held monetary policy steady in response to a continuing stream of favorable inflationary data. However, periods of strong consumer spending kept the US Treasury market somewhat volatile with the yield on the benchmark 30-year Treasury bond trading between 6.30%--7.18%. Nonetheless, conditions affecting short-term municipal bonds were quite different. For a majority of the six-month period, yields on one-year fixed-rate notes remained in a much narrower range, trading between 3.80%--3.90%. Furthermore, during most of the period yields on variable rate demand obligations considerably outperformed those on fixed-rate issues. The factors contributing to this were an abundance of new variable rate products coming to market along with net outflows from tax-exempt money market funds. For example, during the first half of the six-month period, yields on variable rate products averaged approximately 20 basis points (0.20%) above the yields on one-year fixed-rate notes. Thus, when appropriate, we continued to increase the Fund's concentration in variable rate demand notes to seek to take advantage of the spread as compared to fixed-rate notes.

As the second half of the period began, traditional fixed-rate supply drove up yields on short-term notes to more attractive levels versus their variable counterparts, providing us with a long-awaited opportunity to extend the Fund's maturity. We took advantage of this opportunity in response to the opinion that monetary policy would stay on hold through year-end and that yields on notes purchased during this time would outperform variable rate products over the next six months. The Fund, which had an average portfolio maturity in the 25-day range by early to mid-July, ended the period in the 40-day range. During the six-month period ended September 30, 1997, the commonwealth of Pennsylvania's issuance totaled $1.2 billion. Finally, diversification and credit quality remain paramount to the Fund, and we will continue to closely monitor the everchanging marketplace.

In Conclusion
We thank you for your support of CMA Pennsylvania Municipal Money
Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/DARRIN J. SANFILLIPPO
Darrin J. SanFillippo
Vice President and Portfolio Manager

November 3, 1997

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.





CMA Pennsylvania Municipal Money Fund
Schedule of Investments as of September 30, 1997                                                                  (in Thousands)

                         Face                                                                                          Value
State                   Amount                                   Issue                                               (Note 1a)

Pennsylvania --                       Allegheny County, Pennsylvania, Hospital Development Authority
98.9%                                 Revenue Bonds, VRDN (a):
                      $1,000          (Allegheny General Hospital), Series B, 4% due 9/01/2010                        $1,000
                       5,000          (Saint Francis Medical Center -- Accounts Receivable Program),
                                      Series A, 4.15% due 2/15/2012                                                    5,000
                       6,500          Allegheny County, Pennsylvania, IDA, Pollution Revenue Bonds
                                      (Duquesne Light Project), CP, Series A, 3.70% due 2/05/1998                      6,500
                                      Allegheny County, Pennsylvania, IDA, Revenue Bonds, VRDN, Series A (a):
                       6,200          Refunding (Commercial Development Parkway Center Mall Project),
                                      4.10% due 5/01/2009                                                              6,200
                      13,650          (United Jewish Federation Project), 4.10% due 10/01/2026                        13,650
                                      Beaver County, Pennsylvania, IDA, PCR:
                       2,000          (Duquesne Light Project), CP, 3.70% due 10/22/1997                               2,000
                       4,200          (Duquesne Light Project), CP, 3.85% due 11/10/1997                               4,200
                       4,000          Refunding (Atlantic Richfield Project), VRDN, 4.15% due 12/01/2020 (a)           4,000
                      10,000          Refunding (Toledo Edison Project), CP, Series E, 3.70% due 12/04/1997           10,000
                                      Berks County, Pennsylvania IDA, IDR:
                       4,100          (Citizens Utilities Co. Projects), CP, 3.80% due 10/24/1997                      4,100
                       2,235          (Valley Forge Company, Inc. Project), VRDN, AMT, Series A,
                                      4.25% due 9/01/2006 (a)                                                          2,235
                       4,830          Bucks County, Pennsylvania, IDA, Environmental Improvement Revenue
                                      Refunding Bonds (USX Corporate Project), 3.75% due 1/15/1998                     4,830
                       2,600          Bucks County, Pennsylvania, IDA, Revenue Bonds (Dunmore Corp. Project),
                                      VRDN, 3.95% due 9/01/2012 (a)                                                    2,600
                                      Carbon County, Pennsylvania, IDA, Resource Recovery Revenue Bonds
                                      (Panther Creek Partners), CP, AMT:
                       6,200          Series A, 3.85% due 10/07/1997                                                   6,200
                       4,050          Series A, 3.80% due 10/16/1997                                                   4,050
                       2,550          Series A, 3.70% due 1/23/1998                                                    2,550
                      14,540          Series B, 3.80% due 11/19/1997                                                  14,540
                         800          Chester County, Pennsylvania, IDA, IDR (Archdiocese of Philadelphia), VRDN,
                                      4.10% due 7/01/2027 (a)                                                            800
                                      Delaware County, Pennsylvania, IDA, PCR (Philadelphia Electric Company):
                       3,300          CP, 3.65% due 10/09/1997                                                         3,300
                       2,700          Refunding, VRDN, Series A, 3.95% due 8/01/2016 (a)                               2,700
                       2,000          Delaware County, Pennsylvania, Revenue Bonds (Widener University Inc.),
                                      VRDN, 4.10% due 7/01/2014 (a)                                                    2,000
                                      Eagle Tax-Exempt Trust, Pennsylvania, VRDN (a):
                       4,300          GO, Series 94, Class 3803, 4.23% due 5/01/2008                                   4,300
                       5,700          GO, Series 96-C, 4.23% due 5/01/2014                                             5,700
                       9,800          Housing Resident Development, Series 92, 3.80% due 1/01/1998                     9,800
                       5,800          Housing Security, Series A, 4.08% due 7/01/2025                                  5,800
                       3,570          East Hempfield Township, Pennsylvania, IDA, Revenue Bonds (Steckel
                                      Printing Inc.), VRDN, AMT, 4.25% due 2/01/2013 (a)                               3,570
                                      Emmaus, Pennsylvania, General Authority Revenue Bonds, VRDN (a):
                      15,710          4.05% due 12/01/2028 (d)                                                        15,710
                       3,500          Sub-Series B-16, 4.20% due 3/01/2024                                             3,500
                       3,500          Sub-Series F-7, 4.15% due 3/01/2024                                              3,500
                       5,000          Sub-Series F-8, 4.15% due 3/01/2024                                              5,000
                       7,200          Sub-Series G-9, 4.15% due 3/01/2024                                              7,200
                                      Erie County, Pennsylvania, IDA, Revenue Bonds, VRDN, AMT (a):
                       2,700          (McInnes Steel Co.), 4.10% due 11/01/2001                                        2,700
                       2,250          (Reed Manufacturing), 3.95% due 6/01/2006                                        2,250
                         300          Geisinger, Pennsylvania, Health System Revenue Bonds, VRDN,
                                      Series B, 4.05% due 7/01/2022 (a)                                                  300
                      15,500          Harrisburg, Pennsylvania, Revenue Bonds (Pooled Financing Authority
                                      Fund), VRDN, 4.15% due 7/01/2021 (a)                                            15,500
                       3,000          Jeannette, Pennsylvania, Health Service Authority, Hospital Revenue
                                      Bonds (Jeannette District Memorial Hospital), VRDN, Series B, 4.10% due
                                      11/01/2018 (a)                                                                   3,000
                       6,390          Lackawanna County, Pennsylvania, Revenue Refunding Bonds, VRDN,
                                      4.25% due 9/15/2020 (a)                                                          6,390
                       5,940          Lancaster County, Pennsylvania, Hospital Authority, Health Center
                                      Revenue Bonds (Masonic Homes Project), VRDN, 4.05% due 7/01/2027 (a)             5,940
                       1,400          Montgomery County, Pennsylvania, GO, VRDN, UT, 3.75% due 11/15/2001 (a)          1,400
                      18,000          Montgomery County, Pennsylvania, Higher Education and Health Authority
                                      Revenue Bonds (Pennsylvania Higher Education & Health Loan), VRDN,
                                      Series A, 4.05% due 8/01/2021 (a)                                               18,000
                       1,700          Montgomery County, Pennsylvania, IDA, Revenue Bonds (Merck & Co.
                                      Project), VRDN, Series A, 4.55% due 10/01/2017 (a)                               1,700
                       4,810          Montgomery County, Pennsylvania, IDA, Revenue Refunding Bonds (Commercial
                                      Development -- Valley Forge Plaza), VRDN, 3.95% due 12/01/2013 (a)               4,810
                       3,850          Montour County, Pennsylvania, IDA, PCR (Merck & Co. Project), VRDN,
                                      Series A, 4.30% due 10/01/2003 (a)                                               3,850
                       3,500          Moon, Pennsylvania, IDA, Commercial Development Revenue Bonds (One
                                      Thorn Run Center Project), VRDN, Series A, 4.15% due 11/01/2015 (a)              3,500
                                      Northampton County, Pennsylvania, IDA, Revenue Bonds, VRDN, AMT (a):
                       4,420          (MCS Industries Inc.), 4.25% due 6/01/2012                                       4,420
                       4,750          Refunding (Reale Association Project), 4.25% due 4/01/2012                       4,750
                       5,000          Northeastern, Pennsylvania, Hospital and Education Authority Revenue Bonds
                                      (Allhealth Pooled Financing Program), VRDN, 4.15% due 7/01/2026 (a)              5,000
                       1,000          Oil City, Pennsylvania (School District), UT, 3.95% due 8/27/1998                1,000
                                      Pennsylvania Economic Development Financing Authority, Economic
                                      Development Revenue Bonds, VRDN (a):
                       5,000          AMT, Series D-7, 4.25% due 8/01/2022                                             5,000
                       2,000          AMT, Series F-5, 4.25% due 12/01/2006                                            2,000
                       1,200          (Erie Forge & Steel Project), AMT, Series B-4, 4.25% due 12/01/1999              1,200
                       1,600          (Erie Plating Company Project), AMT, Series B-5, 4.25% due 12/01/2004            1,600
                       4,500          (Gutchess Hardwoods Project), Series B, 3.90% due 4/01/2005                      4,500
                       1,090          (Wendt Dunnington Co. Project), AMT, 4.05% due 9/01/2010                         1,090
                                      Pennsylvania Energy Development Authority, Energy Development Revenue
                                      Bonds, VRDN, AMT (a):
                       5,650          (BIW Ebensbury Project), 4.20% due 12/01/2011                                    5,650
                      14,000          (Piney Creek Project), Series A, 4.20% due 12/01/2011                           14,000
                         900          (Piney Creek Project), Series C, 4.20% due 12/01/2011                              900
                                      Pennsylvania State Higher Education Assistance Agency, Student Loan
                                      Revenue Bonds, VRDN (a):
                       3,100          AMT, Series A, 4.10% due 1/01/2018                                               3,100
                      15,000          AMT, Series A, 3.85% due 3/01/2027                                              15,000
                       1,800          Series C, 4.10% due 7/01/2018                                                    1,800
                       3,400          Pennsylvania State Higher Educational Facilities Authority, College and
                                      University Revenue Refunding Bonds (Pennsylvania College of Optometry), VRDN,
                                      3.95% due 3/01/2026 (a)                                                          3,400
                         300          Pennsylvania State Higher Educational Facilities Authority, Revenue Refunding
                                      Bonds (Carnegie Mellon University), VRDN, Series D, 4.05% due 11/01/2030 (a)       300
                       2,560          Philadelphia, Pennsylvania, Authority for Industrial Development Revenue
                                      Bonds (David Michael & Co. Inc.), VRDN, AMT, 4.25% due 10/01/2006 (a)            2,560
                       2,185          Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities
                                      Authority, Hospital Revenue Refunding Bonds (Pennsylvania Hospital), VRDN,
                                      Series B, 4.05% due 7/01/2023 (a)(c)                                             2,185
                       4,425          Philadelphia, Pennsylvania, Redevelopment Authority, M/F Housing Revenue
                                      Refunding Bonds (Courts Project), VRDN, Series A, 3.95% due 6/01/2025 (a)        4,425
                       5,000          Philadelphia, Pennsylvania, School District, TRAN, 4.50% due 6/30/1998           5,023
                      15,000          Philadelphia, Pennsylvania, TRAN, Series A, 4.50% due 6/30/1998                 15,054
                       1,360          Pittsburgh, Pennsylvania, Urban Redevelopment Authority, S/F Mortgage
                                      Revenue Bonds, AMT, Series C, 3.80% due 12/01/1997 (e)                           1,360
                                      Schuylkill County, Pennsylvania, IDA, Resource Recovery Revenue
                                      Refunding Bonds (Northeastern Power Co.), VRDN, AMT, Series B (a):
                         600          3.80% due 12/01/2022                                                               600
                      12,000          4.10% due 12/01/2022                                                            12,000
                       3,400          Scranton-Lackawanna, Pennsylvania, Health and Welfare Authority,
                                      Hospital Facilities Revenue Refunding Bonds (Mercy Health Systems),
                                      VRDN, Series A, 4.05% due 12/01/2021 (a)                                         3,400
                      11,000          Temple University of the Commonwealth System of Higher Education,
                                      Pennsylvania, University Funding Obligations, 4.75% due 5/18/1998               11,057
                                      Venango, Pennsylvania, IDA, Resource Recovery Revenue Bonds (Scrubgrass
                                      Progress), CP, AMT:
                       2,000          3.70% due 10/16/1997                                                             2,000
                       2,000          3.75% due 12/19/1997                                                             2,000
                       5,100          Refunding, Series A, 3.85% due 11/10/1997                                        5,100
                       7,300          Refunding, Series A, 3.80% due 12/19/1997                                        7,300
                       3,000          Washington County, Pennsylvania, Lease Authority Revenue Bonds (Municipal
                                      Facilities), VRDN, Sub-Series B-1, 4.05% due 12/15/2018 (a)                      3,000
                       2,500          York, Pennsylvania, General Pooled Financing Authority Revenue Bonds,
                                      VRDN, 4.05% due 9/01/2026 (a)                                                    2,500
                                                                                                                  ----------

Puerto Rico --         8,000          Puerto Rico Electric Power Authority, VRDN, Series SGA-43, 3.90% due
2.0%                                  7/01/2022 (a)(b)                                                                 8,000
                                                                                                                  ----------

                                      Total Investments (Cost -- $398,149*) -- 100.9%                                398,149

                                      Liabilities in Excess of Other Assets -- (0.9%)                                 (3,380)
                                                                                                                  ----------

                                      Net Assets -- 100.0%                                                          $394,769
                                                                                                                  ==========

(a) The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at September 30, 1997.
(b) MBIA Insured.
(c) FGIC Insured.
(d) FSA Insured.
(e) GNMA Collateralized.
 *  Cost for Federal income tax purposes.



Portfolio Abbreviations for CMA Pennsylvania Municipal Money Fund

AMT  Alternative Minimum Tax (subject to)
CP   Commercial Paper
GO   General Obligation Bonds
IDA  Industrial Development Authority
IDR  Industrial Development Revenue Bonds
M/F  Multi-Family
PCR  Pollution Control Revenue Bonds
S/F  Single-Family
TRAN Tax Revenue Anticipation Notes
UT   Unlimited Tax
VRDN Variable Rate Demand Notes

See Notes to Financial Statements.






CMA Pennsylvania Municipal Money Fund
Statement of Assets and Liabilities as of September 30, 1997

Assets:
Investments, at value (identified cost -- $398,149,020) (Note 1a)                                                  $398,149,020
Cash                                                                                                                     50,663
Interest receivable                                                                                                   2,000,647
Prepaid registration fees and other assets (Note 1d)                                                                     24,370
                                                                                                                  -------------
Total assets                                                                                                        400,224,700
                                                                                                                  -------------

Liabilities:
Payables:
Securities purchased                                                                             $5,079,546
Investment adviser (Note 2)                                                                         177,941
Distributor (Note 2)                                                                                 95,747           5,353,234
                                                                                              -------------
Accrued expenses and other liabilities                                                                                  102,520
                                                                                                                  -------------
Total liabilities                                                                                                     5,455,754
                                                                                                                  -------------

Net Assets                                                                                                         $394,768,946
                                                                                                                  =============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                                          $39,481,775
Paid-in capital in excess of par                                                                                    355,335,648
Accumulated realized capital losses -- net (Note 4)                                                                     (48,477)
                                                                                                                  -------------
Net Assets -- Equivalent to $1.00 per share based on 394,817,748 shares of
beneficial interest outstanding                                                                                    $394,768,946
                                                                                                                  =============

See Notes to Financial Statements.






CMA Pennsylvania Municipal Money Fund
Statement of Operations for the Six Months Ended September 30, 1997

Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                             $7,702,723

Expenses:
Investment advisory fees (Note 2)                                                                $1,020,795
Distribution fees (Note 2)                                                                          250,150
Transfer agent fees (Note 2)                                                                         53,909
Accounting services (Note 2)                                                                         34,967
Custodian fees                                                                                       23,904
Registration fees (Note 1d)                                                                          19,996
Professional fees                                                                                    17,762
Printing and shareholder reports                                                                      9,640
Pricing fees                                                                                          3,668
Trustees' fees and expenses                                                                           3,387
Other                                                                                                 3,940
                                                                                              -------------
Total expenses                                                                                                        1,442,118
                                                                                                                  -------------
Investment income -- net                                                                                              6,260,605

Realized Loss on Investments -- Net (Note 1c)                                                                           (24,090)
                                                                                                                  -------------
Net Increase in Net Assets Resulting from Operations                                                                 $6,236,515
                                                                                                                  =============

See Notes to Financial Statements.







CMA Pennsylvania Municipal Money Fund
Statements of Changes in Net Assets
                                                                                                For the Six          For the
                                                                                                Months Ended        Year Ended
Increase (Decrease) in Net Assets:                                                             Sept. 30, 1997     March 31, 1997

Operations:
Investment income -- net                                                                         $6,260,605         $11,528,806
Realized loss on investments -- net                                                                 (24,090)             (1,453)
                                                                                            ---------------     ---------------
Net increase in net assets resulting from operations                                              6,236,515          11,527,353
                                                                                            ---------------     ---------------

Dividends to Shareholders (Note 1e):
Investment income -- net                                                                         (6,260,605)        (11,525,719)
                                                                                            ---------------     ---------------
Net decrease in net assets resulting from dividends to shareholders                              (6,260,605)        (11,525,719)
                                                                                            ---------------     ---------------

Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                                857,570,471       1,355,806,175
Net asset value of shares issued to shareholders in reinvestment of
dividends (Note 1e)                                                                               6,260,993          11,525,515
                                                                                            ---------------     ---------------
                                                                                                863,831,464       1,367,331,690
Cost of shares redeemed                                                                        (897,934,497)     (1,355,166,461)
                                                                                            ---------------     ---------------
Net increase (decrease) in net assets derived from beneficial interest
transactions                                                                                    (34,103,033)         12,165,229
                                                                                            ---------------     ---------------

Net Assets:
Total increase (decrease) in net assets                                                         (34,127,123)         12,166,863
Beginning of period                                                                             428,896,069         416,729,206
                                                                                            ---------------     ---------------
End of period                                                                                  $394,768,946        $428,896,069
                                                                                            ===============     ===============

See Notes to Financial Statements.






CMA Pennsylvania Municipal Money Fund
Financial Highlights
                                                         For the
                                                           Six
The following per share data and ratios have              Months
been derived from information provided in the             Ended
financial statements.                                    Sept. 30,                   For the Year Ended March 31,
                                                           1997           1997           1996           1995           1994
Increase (Decrease) in Net Asset Value:

Per Share Operating Performance:
Net asset value, beginning of period                         $1.00          $1.00          $1.00          $1.00          $1.00
                                                       -----------    -----------    -----------    -----------    -----------
Investment income -- net                                       .02            .03            .03            .03            .02
                                                       -----------    -----------    -----------    -----------    -----------
Total from investment operations                               .02            .03            .03            .03            .02
                                                       -----------    -----------    -----------    -----------    -----------
Less dividends from investment income -- net                  (.02)          (.03)          (.03)          (.03)          (.02)
                                                       -----------    -----------    -----------    -----------    -----------
Net asset value, end of period                               $1.00          $1.00          $1.00          $1.00          $1.00
                                                       ===========    ===========    ===========    ===========    ===========

Total Investment Return                                       3.07%*         2.92%          3.19%          2.65%          1.87%
                                                       ===========    ===========    ===========    ===========    ===========

Ratios to Average Net Assets:
Expenses                                                       .71%*          .71%           .72%           .71%           .72%
                                                       ===========    ===========    ===========    ===========    ===========
Investment income -- net                                      3.07%*         2.86%          3.13%          2.64%          1.85%
                                                       ===========    ===========    ===========    ===========    ===========

Supplemental Data:
Net assets, end of period (in thousands)                  $394,769       $428,896       $416,729       $353,635       $336,853
                                                       ===========    ===========    ===========    ===========    ===========
*Annualized.

See Notes to Financial Statements.




CMA Pennsylvania Municipal Money Fund
Notes to Financial Statements

1. Significant Accounting Policies:
CMA Pennsylvania Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1997, the Fund had a net capital loss carryforward of approximately $24,000, of which $13,000 expires in 2002 and $11,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.



CMA Pennsylvania Municipal Money Fund

Officers and Trustees
Arthur Zeikel -- President and Trustee
Ronald W. Forbes -- Trustee
Cynthia A. Montgomery -- Trustee
Charles C. Reilly -- Trustee
Kevin A. Ryan -- Trustee
Richard R. West -- Trustee
Terry K. Glenn -- Executive Vice President
Vincent R. Giordano -- Senior Vice President
Edward J. Andrews -- Vice President
Donald C. Burke -- Vice President
Peter J. Hayes -- Vice President
Kenneth A. Jacob -- Vice President
Steven T. Lewis -- Vice President
Darrin J. SanFillippo -- Vice President
Kevin A. Schiatta -- Vice President
Helen Marie Sheehan -- Vice President
Gerald M. Richard -- Treasurer
Robert Harris -- Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

* For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].